First Quarter 2023 Earnings Supplement

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve,” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system may adversely affect our business, results of operations, liquidity and stock price; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; environmental, social and governance practices and disclosures, including climate change, hiring practices, the diversity of the work force, and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2022, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the traditional measures presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying business, operational performance and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessary comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 First Quarter Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $1.02 Net Income $39.8 million ROA 1.77% ROE 13.38% ROTE* 19.61% PPNR* 2.23% HIGHLIGHTS • Solid return metrics • NIM relatively unchanged from prior quarter • Net recovery of $5.1 million, or 0.29%, of average loans • Expenses well controlled with an efficiency ratio of 50.42% NIM* 4.32% NCO (0.29%) OTHER Efficiency Ratio* 50.42%

Balance Sheet • Loans increased $67.1 million, or 3.8% annualized, since December 31, 2022 • Consumer growth of $65.3 million, or 13.7% annualized • Deposits of $7.2 billion decreased $66.9 million since December 31, 2022; declines early in the quarter followed by stability Dollars in millions 4 1Q23 4Q22 Var $244 $210 $34 999 1,003 (4) 7,251 7,184 67 7,153 7,220 (67) Cash & Int Bear Bal Securities Loans Deposits ($75) ($50) ($25) $0 $25 $50 $75 1Q23 VS 4Q22:

Deposits • Strong, well-diversified deposit base of 230,000 customers • Balance mix 59% personal and 41% business • Uninsured deposits include $323 million of collateralized municipal deposits • Deposits declined $66.9 million from 4Q22; January decline followed by stability in February and growth in March Dollars in millions 5 INSURED/UNINSURED DEPOSITS Business 33% MONTHLY DEPOSIT TRENDS 3/10

• Net interest income and NIM relatively unchanged to prior quarter • Deposit balance migration and exception pricing increased funding costs • $500 million notional receive-fixed swaps for rates down protection Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 6 1Q23 Mar23 Earning Assets FTE 5.39% 5.38 % Costing Liabilities 1.72% 1.89 % NIM FTE 4.32% 4.21% 1Q23 VS SPOT NIM:

• 1Q23 interest-bearing deposit costs increased 37 basis points to 1.30% due to a change in mix of deposits • CD increase mostly due to migration; $88 million of net new money • $23 million of DDA decline is due to migration to IntraFi (NOW product) Funding Costs Dollars in millions 7 1Q23 DEPOSIT CHANGES DEPOSIT MIGRATION FROM/TO DECREASES/INCREASES

FUNDING SOURCES Funding Capacity • Strong liquidity position with well-diversified deposit base • Significant funding availability through FHLB and Federal Reserve • Funding availability meets liquidity needs in both normal and stress environments Dollars in millions 8 Capacity Used Available FHLB $2,965 $624 $2,341 Federal Reserve Window 794 0 794 Federal Reserve BTLF 731 0 731 Total Funding Sources $4,490 $624 $3,866 $3,866 $2,363 Available Funding Uninsured Deposits 164%

Asset Quality ACL 1Q23 VS 4Q22: Dollars in millions 9 ASSET QUALITY TRENDS • ACL increased mainly due to a $4.2 million specific reserve and higher qualitative reserve for macro environment • Net recovery of $5.1 million due to a $9.3 million recovery from a customer fraud in 2020 – Strategic note sale resulted in $3.4 million charge-off

Office CRE Dollars in millions 10 CRE comprises 43% of our total loans CRE 43% Consumer 27% Const 6% C&I 24% Office comprises 7% of our total loans TOTAL LOANS $7,251 CRE LOANS $3,145 OFFICE $479 83% of our office loans are non-CBD CBD 17% $84 Non-CBD 83% $395 OFFICE LOANS BY SIZE: Size Total # Loans Avg Size Orig LTV 10mm+ $56.0 4 $14.0 68% 5mm-10mm 157.0 23 6.8 59% 1mm-5mm 179.6 85 2.1 66 % Under 1mm 86.1 317 0.3 61 % Total $478.7 429 $1.1 63 % OFFICE SPACE MATURITIES BY QUARTER: Orig LTV: 65% 66% 60% 43% 53% 74% 48% 77% 7% total loans; 83% non-CBD; granular; minimal maturities over next 24 months

CRE Maturities Dollars in millions 11 CRE MATURITIES BY SIZE: CRE MATURITIES BY INDUSTRY: Only 15% of our CRE loans mature in the next 24 months Size Total # Loans Avg Size 10mm+ $81.6 6 $13.6 5mm-10mm 169.6 23 7.4 1mm-5mm 175.5 81 2.2 Under 1mm 54.5 173 0.3 Total $481.2 283 $1.7 CRE MATURITIES BY QUARTER: in next 24 months

1Q23 1Q23 vs 4Q22 1Q23 vs 1Q22 Debit and Credit Card $4.4 $0.0 ($0.7) Service Charges 4.1 (0.2) 0.1 Wealth 2.9 (0.1) (0.3) Mortgage 0.3 0.0 (0.7) Security Gain 0.0 0.0 0.0 Other 1.5 (2.1) (0.4) Noninterest Income $13.2 ($2.4) ($2.0) Noninterest Income 12Dollars in millions Decrease mainly related to a $2.0 million gain on OREO in 4Q22

1Q23 1Q23 vs 4Q22 1Q23 vs 1Q22 Salaries & Benefits $27.6 ($0.4) $3.9 Data Processing 4.3 0.1 (0.1) Occupancy 3.8 — (0.1) FF&E 2.9 (0.1) 0.1 Marketing 1.9 0.6 0.5 Professional Services 1.8 (0.3) (0.1) Other Taxes 1.8 — 0.3 FDIC 1.0 0.6 0.1 Other 6.6 — (0.2) Noninterest Expense $51.7 $0.5 $4.4 Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 13 FDIC higher due to increase in insurance assessment rate; marketing higher due to timing of marketing promotions

Securities Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 14 • Securities portfolio is only 11% of total assets • 100% of securities portfolio is classified as available-for-sale • Average duration of 3.9 years at 1Q23 compared to 3.7 years at 4Q21 • AOCI of $69.4 million related to securities portfolio, if realized, would decrease CET1 ratio by 94 basis points from 13.10% to 12.16% SECURITIES MIX

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 15 TCE / TA* • Capital levels remain strong • TCE / TA has increased despite AOCI adjustments

1Q23 Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income (annualized) $161,407 Plus: amortization of intangibles (annualized), net of tax 1,085 Net income before amortization of intangibles (annualized) $162,492 Average total shareholders' equity $1,206,358 Less: average goodwill and other intangible assets, net of deferred tax liability (377,576) Average tangible equity (non-GAAP) $828,782 Return on average tangible shareholders' equity (non-GAAP) 19.61 % Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance. Pre-provision Net Revenue/Average Assets (PPNR)(non-GAAP) Income before taxes $49,360 Plus: Provision for credit losses 922 Total $50,282 Total (annualized) (non-GAAP) $203,921 Average assets $9,126,981 PPNR/Average Assets (non-GAAP) 2.23 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 16

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	1Q23	4Q22	3Q22	2Q22	1Q22
Tangible Common Equity/Tangible Assets (TCE) (non-GAAP)					
Total shareholders' equity	$1,227,795	$1,184,659	$1,153,181	$1,178,358	$1,184,950
Less: goodwill and other intangible assets, net of deferred tax liability	(377,405)	(377,673)	(377,961)	(378,259)	(378,557)
Tangible common equity (non-GAAP)	$850,390	$806,986	$775,220	$800,099	$806,393
Total assets	$9,194,034	$9,110,567	$8,935,969	$9,103,814	$9,432,281
Less: goodwill and other intangible assets, net of deferred tax liability	(377,405)	(377,673)	(377,961)	(378,259)	(378,557)
Tangible assets (non-GAAP)	$8,816,629	$8,732,894	$8,558,008	$8,725,555	$9,053,724
Tangible common equity to tangible assets (non-GAAP)	9.65 %	9.24 %	9.06 %	9.17 %	8.91 %

Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy.

	1Q23	4Q22	3Q22	2Q22	1Q22
Efficiency Ratio (non-GAAP)					
Noninterest expense	$51,699	$51,275	$49,633	$48,424	$47,414
Net interest income per consolidated statements of net income	88,791	89,058	83,798	75,194	67,733
Plus: taxable equivalent adjustment	555	532	521	506	493
Net interest income (FTE) (non-GAAP)	$89,346	$89,590	$84,319	$75,700	$68,226
Noninterest income	13,190	15,643	14,760	12,630	15,226
Less: net gains on sale of securities	—	—	(198)	—	—
Net interest income (FTE) (non-GAAP) plus noninterest income	$102,536	$105,233	$98,881	$88,330	$83,452
Efficiency ratio (non-GAAP)	50.42 %	48.73 %	50.19 %	54.82 %	56.82 %

The efficiency ratio is noninterest divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), which ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

	1Q23	4Q22	3Q22	2Q22	1Q22
Net Interest Margin Rate (NIM) (FTE) (non-GAAP)					
Interest income and dividend income	$110,903	$103,208	$89,835	$77,599	$70,109
Less: interest expense	(22,112)	(14,150)	(6,037)	(2,405)	(2,376)
Net interest income per consolidated statements of net income	$88,791	$89,058	$83,798	$75,194	$67,733
Plus: taxable equivalent adjustment	555	532	521	506	493
Net interest income (FTE) (non-GAAP)	$89,346	$89,590	$84,319	$75,700	$68,226
Net interest income (FTE) (annualized)	$362,348	$355,438	$334,526	$303,633	$276,694
Average interest-earning assets	$8,372,193	$8,220,689	$8,287,889	$8,535,384	$8,747,398
Net interest margin (FTE) (non-GAAP)	4.32 %	4.33 %	4.04 %	3.56 %	3.16 %

The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income.

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First Quarter 2023 Earnings Supplement